         THIS DEBENTURE made the 23rd day of January, 1995 BETWEEN ADAYTUM KPS SOFTWARE LTD. REGISTERED NO. 2705063 whose Registered Office is situated at 13 Great George Street, Bristol BSI SRR (hereinafter called "the Company") of the one part and LLOYDS BANK PLC (hereinafter called "the Bank") of the other part WITNESS as follows:-

         1. The Company will pay to the Bank on demand all money and liabilities whether certain or contingent (including further advances made hereafter by the Bank and secured directly or indirectly by this Debenture) which now are or at any time hereafter may be due owing or incurred by the Company to the Bank anywhere or for which the Company may be or become liable to the Bank on any current or other account or in any manner whatever (and whether alone or jointly with any other person and in whatever style or name and whether as principal or surety) together with interest to date of payment at such rate as may from time to time be charged by the Bank in accordance with its usual practice and commission and other banking charges and any legal and other costs charges and expenses incurred by the Bank in relation to this Debenture or in enforcing the security hereby created on a full and unqualified indemnity basis.

         2. The Company will pay interest at the rate aforesaid on the money so due (whether before or after any judgment which may be recovered therefor) upon such days in each year as the Bank shall from time to time fix and such interest shall be compounded with rests on the said days in each year in the event of it not being punctually paid on the said days but without prejudice to the right of the Bank to require payment of such interest.

         3. (a) The Company as Beneficial Owner hereby mortgages and charges with the payment of all money and liabilities and other sums hereby agreed to be paid or intended to be hereby secured (including any expenses and charges arising out of or in connection with the acts or matters referred to in Clause 7 hereof) and so that the mortgages and charges hereby created shall be a continuing security:-

         FIRST: The freehold and leasehold property (if any) of the Company both present and future including (without prejudice to the generality of the foregoing) the properties (if any) specified in the Schedule hereto and all buildings and fixtures (including trade fixtures) fixed plant and machinery from time to time on any such property and all vendor's liens mortgages charges options agreements and rights titles and interests (whether legal or equitable) in or over land of whatever description both present and future.

         SECONDLY:         All book debts both present and future due or owing
                           to the Company and the benefit of all rights relating thereto including (without prejudice to the generality of the foregoing) negotiable instruments legal and equitable charges reservation of proprietary rights rights of tracing and unpaid vendors liens and similar and associated rights.

         THIRDLY: All other monetary debts and claims (including without limitation deposits and credit balances held by third parties from time to time) both present and future (including things in action which give rise or may give rise to a debt or debts) due or owing to the Company and the benefit of all rights relating thereto including (without prejudice to the generality of the foregoing) such rights as are Secondly described aforesaid and all copyrights patents trademarks inventions design rights knowhow and other intellectual property rights and the benefit of any pending applications for the same and all benefits deriving therefrom including but not limited to royalties fees profit sharing agreements and income arising therefrom now or at any time hereafter belonging to the Company.

         FOURTHLY:         (i)       All stocks shares and other interests
                                     including (without prejudice to the
                                     generality of the foregoing) loan capital indebtedness or liabilities on any account or in any manner owing to the Company both present and future of the Company in (and from) any company which now is or may hereafter become a subsidiary (as defined in Section 736 of the Companies Act 1985 or any statutory modification or re-enactment thereof) of the Company; and

                           (ii) the full benefit of all stock shares and securities which or the certificates of which are now or may at any time hereafter be lodged with the Bank or held by the Bank or its agents or transferred to or registered in the name of the Bank or its agents or their respective nominees; and

                           (iii) all rights in respect of or incidental to the Charged Property described at (i) and
                                     (ii) above (the Charged Property (i) to
                                     (iii) hereby Fourthly charged being
                                     hereinafter called "the Securities"); and

                           (iv) all stocks shares rights moneys or property accruing or offered at any time by way of conversion redemption bonus preference option or otherwise to or in respect of any of the Securities including all dividends interest and other income payable in connection therewith (all of which Charged Property (i) to (iv) hereby Fourthly charged are hereinafter called "Interests in Securities").

         FIFTHLY: The goodwill and the uncalled capital of the Company both present and future.

         SIXTHLY: The undertaking and all property and assets of the Company both present and future including (without prejudice to the generality of the foregoing) heritable property and all other property and assets in Scotland and the Charged Property First Secondly Thirdly Fourthly and Fifthly described (if and in so far as the charges thereon or on any part or parts thereof herein contained shall for any reason be ineffective as fixed charges).

         The charges hereby created shall as regards the Charged Property First Fourthly and Fifthly described be fixed first charges (and as regards all those parts of the Charged Property First described now vested in the Company shall constitute first fixed mortgages by assignment subject to re-assignment on redemption and as to the Charged Property Sixthly described shall be a floating charge.

         In this Debenture the expression "Charged Property" means the undertaking, assets, properties, revenues, rights and benefits First, Secondly, Thirdly, Fourthly, Fifthly and Sixthly described; and references to the Charged Property include references to any part of it.

                  (b) The Company shall not without the consent in writing of the Bank:

                  (i) sell assign discount factor charge or otherwise dispose of the Charged Property Secondly or Thirdly described or any part thereof save in accordance with Clause 9(d) hereof or deal with the same in any way otherwise than in accordance with the said sub-clause.

                  (ii) create or allow to subsist any specific or other mortgage debenture or charge or lien (save a lien arising by operation of law in the ordinary course of business) upon the Charged Property ranking either in priority to or PARI PASSU with any charge hereby created.

                  (iii) transfer sell or otherwise dispose of the whole or any material part of the Charged Property Sixthly described except by way of sale at full value in the usual course of trading as transacted at the date hereof.

         4. The Company will deposit with the Bank and the Bank during the continuance of this security shall be entitled to hold and retain (unless held by a prior mortgagee at the date hereof):-

                  (i) all deeds and documents of title relating to the Company's freehold and leasehold and heritable property for the time being; and

                  (ii) all stock and share certificates and documents of title relating to Interests in Securities; and

                  (iii) all such (if any) deeds and documents of title relating to the Charged Property Secondly and Thirdly described as the Bank may from time to time specify.

         5.       (a)      The Company will at any time if and when required by
                           the Bank execute to the Bank or as the Bank shall direct such further legal or other assignments mortgages securities or charges as the Bank shall require of and on all Charged Property to secure all money and liabilities and other sums hereby agreed to be paid or intended to be hereby secured such assignments mortgages securities or charges to be prepared by or on behalf of the Bank at the cost of the Company and to contain all such clauses for the benefit of the Bank as the Bank may reasonably require including if so required by the Bank in the case of a mortgage or charge on any freehold or leasehold property any such clauses as are contained in any of the Bank's standard forms of mortgage from time to time and in the case of securities over heritable property any such clauses as are contained in any of the Bank's standard forms of agreement from time to time. The Company will at any time if and when required by the Bank give notice to such parties as the Bank may require of any such further legal or other assignments mortgages securities or charges and will take such other steps as the Bank may require to perfect any of the same.

                  (b) Without prejudice to the security hereby constituted the Bank may at any time (either before or after demand has been made by the Bank for payment of the moneys hereby secured) by notice in writing to the Company convert the floating charge created by clause 3(a) hereby over the Charged Property Sixthly described with immediate effect into a fixed charge as regards any of the Charged Property Sixthly described specified in the notice which the Bank shall consider to be in danger of being seized or sold under any form of distress, executed, diligence or other process levied or threatened or which may be or become in jeopardy or which have been made or may become the subject of an injunction or otherwise attached.

         6. At any time after the Bank shall have demanded payment of any money or liabilities or other sums hereby secured the Bank may exercise in respect of any of the Charged Property the power of sale conferred upon mortgagees by Section 101 of the Law of Property Act 1925 without the restriction imposed by Section 103 of that Act and the statutory powers of leasing conferred on the Bank shall be extended so as to authorise the Bank to lease and make arrangements for leases at a premium or otherwise and accept surrenders of leases and grant options as the Bank shall think expedient and without the need to observe any of the provisions of Sections 99 and 100 of the said Act.

         7.       (a)      At any time after the Bank shall have demanded
                           payment of any money or liabilities or other sums hereby secured or at any time after the directors of the Company shall have requested it so to do the Bank may by writing under the hand of any officer of the Bank authorise by the Bank from time to time or any person authorised by such officer in writing appoint any person or persons to be a Receiver or Receivers of the Charged Property and to the extent permitted by law remove any Receiver or Receivers so appointed and appoint another or others in his or their place and a Receiver or Receivers so appointed shall have power in the name of or on behalf and at the cost of the Company or at his or their option (but only with the specific approval in writing of the Bank) in the name of the Bank or at his or their option in his or their own name(s) (and in any case notwithstanding any liquidation of the Company) to do or omit to do anything which the Company could do or omit to do in relation to the Charged Property and in particular
                           (but without prejudice to the generality of the foregoing) any such Receiver or Receivers may:-

                  (i) take possession of collect and get in any of the Charged Property and for that purpose take any proceedings in the name of the Company or otherwise as may seem expedient.

                  (ii) carry on manage or concur in carrying on and managing the business of the Company or any part thereof and for any of those purposes raise or borrow any money (including money for the completion with or without modification of any building in the course of construction and any development or project in which the Company was engaged) from or incur any other liability with the Bank or any other person and on such terms as to interest or otherwise and with or without security as the Receiver or Receivers may think expedient and so that any such security may be or include a charge on the Charged Property.

                  (iii)    forthwith and without the restriction imposed by
                           Section 103 of the Law of Property Act 1925 sell realize dispose of or concur in selling realizing or disposing of (but where necessary with the leave of the Court) and without the need to observe any of the provisions of Sections 99 and 100 of the said Act let or concur in letting and surrender or concur in surrendering and accept surrenders of leases or tenancies of all or any of the Charged Property and carry any such sale letting or surrender into effect by conveying transferring assigning leasing letting surrendering or accepting surrenders in the name and on behalf of the Company (or other the estate owner) and so that covenants and contractual obligations may be granted in the name of and so as to bind the Company (or other the estate owner) so far as the Receiver or Receivers may consider it necessary appropriate or expedient for the exercise of the powers conferred by this Debenture so to do. Any such sale realization disposal or lease may be for cash debentures or other obligations shares stock or other valuable consideration and may be payable in a lump sum or by installments spread over such period as the Receiver or Receivers shall think fit and so that any consideration received or receivable shall IPSO FACTO forthwith be and become charged with the payment of all money and liabilities and other sums secured hereby. Plant machinery and other fixtures may be severed and sold separately from the premises containing them without the consent of the Company being obtained thereto.

                  (iv) promote the formation of a subsidiary company or subsidiary companies of the Company with a view to such subsidiary company or companies purchasing leasing licensing or otherwise acquiring interests in all or any of the assets of the Company or for engaging employees or providing management or services or purchasing or selling agencies or distributors or for any other purpose or function which may be regarded as necessary or appropriate by such Receiver or Receivers from time to time.

                  (v) arrange for such subsidiary or subsidiaries to hide or cease to trade as the Receiver or Receivers may think fit from time to time.

                  (vi) arrange for such purchase lease licence or acquisition of all or any of the assets of the Company by any such subsidiary or subsidiaries on a basis whereby the consideration may be for cash shares debentures loan stock convertible loan stock or other securities shares of profits or sums calculated by reference to profits or turnover or royalties or licence fees or otherwise howsoever and whether or not secured on the assets of the subsidiary or subsidiaries and whether or not such consideration is payable, or receivable it a lump sum or at any one time or a number of times or by installments spread over such period as the Receiver or Receivers may think fit.

                  (vii) make any arrangement or compromise which he or they shall think expedient.

                  (viii) make and effect all repairs renewals and any improvements of the Company's plant machinery and effects and maintain or renew all insurancies.

                  (ix) appoint managers agents officers servants and workmen for any of the aforesaid purposes at such salaries and for such periods as he or they may determine.

                  (x) cause the Company to grant such powers of attorney or appoint agents as he or they may from time to time think expedient.

                  (ix) do all such other acts and things as may from time to time be considered by such Receiver or Receivers to be incidental or conducive to any of the matters or powers aforesaid or otherwise incidental or conducive to the realisation of the Bank's security or the exercise of his or their functions as Receiver or Receivers.

                  (b) All money received by such Receiver or Receivers shall be applied first in payment of his or their remuneration and the costs of realisation including all costs and expenses of or incidental to any exercise of any power hereby conferred secondly in providing for the matters specified in the first three paragraphs of sub-Section 8 of Section 109 of the Law of Property Act 1925 thirdly in or towards the payment of any debts or other imposts which are by statute made payable in preference to the moneys hereby secured to the extent to which such debts or imposts are made so payable and fourthly (when so required) in or towards satisfaction of the money and liabilities and other sums hereby secured and all the foregoing provisions shall take effect as and by way of variation and extension of the provisions of
                           Section 99 to 109 inclusive of the said Act which provisions so varied and extended shall be regarded as incorporated herein.

                  (c) Any Receiver or Receivers so appointed shall at all times and for all purposes be deemed to be the Agent or Agents of the Company and the Company shall be solely responsible for his or their acts or defaults and for his or their remuneration.

                  (d) Any such Receiver or Receivers shall be entitled to remuneration for his or their services and the services of his or their firm(s) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted by the Receiver or Receivers in accordance with the current practice of the Receiver or Receivers or his or their firms) and without being limited by the maximum rate specified in Section 109(6) of the Law of Property Act 1925.

                  (e) Provided that only money actually paid by the Receiver or Receivers to the Bank shall be capable of being applied by the Bank in or towards satisfaction of any money or liabilities or other sums hereby secured and so that the Bank may in its absolute discretion at all times pending the payment to the Bank of the whole of the money and liabilities and other sums hereby secured place and keep to the credit of a separate or suspense account any money received by the Bank by virtue of this Debenture for so long and in such manner as the Bank may determine without any obligation to apply the same or any part thereof in or towards the discharge of any money or liabilities or other sums hereby secured.

         8. During the continuance of this security the statutory powers and any other powers of leasing letting entering into agreements for leases or lettings and accepting or agreeing to accept surrenders of leases shall not in relation to any freehold or leasehold property now or at any time hereafter acquired by or belonging to the Company or any part thereof be exercisable by the Company nor shall the Company part with possession of the same or any part thereof nor confer upon any person firm company or body whatsoever any license right or interest to occupy the same or any part thereof nor grant any licence or permission to assign underlet or part with possession of the same or any part thereof without in any such case obtaining the consent of the Bank signified in writing under the hand of any officer of the Bank authorised by the Bank from time to time or any person authorised by such officer.

         9.       During the continuance of this security the Company shall:-

                  (a) furnish to the Bank an annual Balance Sheet and Profit and Loss Account and Trading Account showing the true position of the Company's affairs in every year certified by an Accountant approved by the Bank and also from time to time such other information in respect of the assets and liabilities of the Company as the Bank may reasonably require.

                  (b) maintain at all times the aggregate value of the Company's good book debts and cash in hand as appearing in the Company's books and investments quoted on any recognised Stock Exchange and its marketable stock-in-trade (taken at cost or market price whichever may be the lower according to the best estimate that can be formed without it being necessary to take stock for the purpose) at a sum equal to the money and liabilities and other sums from time to time owing or incurred to the Bank plus a margin of two hundred percent (200%) or such other margin as may from time to time be mutually agreed and on such dates in every year as may from time to time be agreed with the Bank the Company shall obtain from the Managing Director of the Company for the time being or if there shall be no Managing Director then from one of the Directors of the Company and furnish to the Bank a certificate showing the said aggregate value together with details of any amounts payable by the Company and outstanding which under Sections 175 and 386 of the Insolvency Act 1986 or under any other statute would in the event of the liquidation of the Company constitute preferential payments. For the purposes of this sub-cause there shall be disregarded:

                           (i) any stock-in-trade the property in which remains in the seller notwithstanding that the Company may have agreed to purchase the same and not withstanding that the same may be in the possession order or disposition of the Company; and

                           (ii) any book debts or cash in hand deriving from any such stock-in-trade as is referred to in paragraph (i) of this sub-clause.

                  (c) keep all buildings and fixtures hereby charged in a good state of repair and all plant and machinery in good working order and condition and insure and keep insured all its property and effects of every description in an office or offices or with other insurers to be approved by the Bank against loss or damage by fire and such other contingencies and risks as may be required by the Bank m their full reinstatement value for the time being in the joint names of the Company and the Bank or with the interest of the Bank endorsed on the policy or policies or noted as the Bank may require and will (unless deposited with a prior mortgagee at the date hereof or unless the insurance to which such policy or policies relate and which was approved by the Bank was effected by a landlord with the respective interests of the Bank and the Company endorsed or noted thereon) deposit with the Bank such policies as stay be required by the Bank and will duly pay all premiums and sums payable for this purpose and produce the receipts therefor to the Bank within seven days of their becoming due and payable. If default shall at any time be made by the Company in keeping its buildings and fixtures and plant and machinery or any part thereof in a good state of repair and in good working order or in effecting or keeping up any such insurance or in producing to the Bank any such policy or receipt it shall be lawful for but not obligatory on the Bank to repair and maintain the same with power to enter any of the Company's property for that purpose or as the case may require to effect or renew any such insurance as aforesaid as the Bank shall think fit and any sum or sums so expended by the Bank shall be repayable by the Company to the Bank on demand together with interest as provided in Clause 1 from the date of payment by the Bank as aforesaid. All money which may at any time be received or receivable under any such insurance or any other insurance covering any of the property and effects of the Company against such risks as aforesaid shall be held in trust for the Bank and (at the Bank's option) shall either be paid to the Bank or shall be applied in replacing restoring or reinstating the property destroyed or damaged.

                  (d) pay into its account or accounts with the Bank all moneys which it may receive in respect of the book and other debts and claims mortgaged (by way of assignment) or charged by it or in respect of the Interests in Securities.

                  (e) indemnify the Bank and as a separate covenant any Receiver or Receivers appointed by it against all existing and future rents taxes duties charges assessments impositions and outgoing whatever (whether imposed by deed or statute or otherwise and whether in the nature of capital or revenue and even though of a wholly novel character) now or at any time during the continuance of this security payable in respect of the premises hereby charged or any part thereof or by the owner or occupier thereof. If any such sums shall be paid by the Bank or any such Receiver or Receivers the same shall be repaid by the Company on demand with interest as provided in Clause 1 from the time or respective times of the same having been paid or incurred by the Bank or such Receiver or Receivers as the case may be.

                  (f) not (except with the prior consent in writing of the Bank and then only on such terms and conditions as the Bank may specify) remove from its freehold or leasehold or heritable property any of the fixtures fixed plant and machinery for the time being thereon.

         10. The Company hereby irrevocably appoints the Bank and the persons deriving title under them and their substitutes and any Recover or Receivers appointed under the foregoing provisions hereof jointly and also severally to be its Attorney for it and in its name and on it behalf and as its act and deed or otherwise to make any alteration or addition or deletion in or to any documents which the Bank may require for perfecting its title or for vesting any of the Charged Property in the Bank or its nominees or any purchaser and to redeliver the same thereafter and otherwise generally to create issue sign seal and deliver and perfect any such legal or other mortgage charge security or assignment as aforesaid or (without executing any such mortgage charge security or assignment) any deed assurance document or act which may be required or may be deemed proper by the Receiver or Receivers (whether in favour of the Bank or any other person and whether for the purpose of exercising any power conferred by Clause 5, 6 or 7 or otherwise) on or in connection with any sale lease disposition realisation or getting in by the Bank or by any such Receiver or Receivers as aforesaid of the said properties or any parts thereof or any other property or assets of the Company under any power applicable thereto or in connection with any other exercise of any power hereunder. Without prejudice to the generality of the foregoing the Company hereby covenants with the Bank and separately with any such Receiver or Receivers as aforesaid that if required so to do it will ratify and confirm (i) all transactions entered into by him or them or by the Company at his or their instance in the exercise or purported exercise of his or their powers and (ii) all transactions entered into by him or them in signing sealing delivering and otherwise perfecting any assignment mortgage charge security deed assurance or act as aforesaid and the Company irrevocably acknowledges and agrees that the said power of attorney is (INTER ALIA) given to him or them to secure the performance of these obligations owed to him or them by the Company.

         11. If the Bank receives notice of any subsequent charge or assignment or other interest affecting the Charged Property the Bank may open a new account or accounts for the Company: if the Bank does not open a new account it shall nevertheless be treated as if it had done so at the time when it received notice and as from that time all payments made by or on behalf of the Company to the Bank shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from the Company to the Bank at the time when it received notice.

         12. The Bank shall have in addition to any general lien or similar right (if any) to which it may be entitled by law the right at any time or times and without notice to the Company (as well before as after any demand hereunder or otherwise) to combine or consolidate all or any of the then existing accounts (including accounts in the name of the Bank) with and liabilities to the Bank of the Company and/or set off or transfer any sum or sums standing to the credit of any one or more of such accounts (whether subject to note or restriction on availability or not and whether denominated in sterling or in a foreign currency) in or towards satisfaction of any of the liabilities of the Company to the Bank on any other account or in any other respect whether such liabilities be actual contingent primary collateral several or joint. In the case of all accounts (whether denominated in sterling or in a foreign currency) the Bank may elect to convert all or any such account or accounts (in whole or in part) into the currency or currencies of the whole or any part of the Company's liabilities hereunder and the rate of exchange shall be the Bank's spot rate for the currency in question prevailing at or about 11:00 a.m. in London on the date the Bank exercises its rights hereunder.

         13. Any notice or demand by the Bank hereunder shall be deemed to have been sufficiently given if sent by prepaid first class letter post to the address stated herein or the address last known to the Bank and shall be deemed to have been served upon the addressee at 10:00 a.m. the next succeeding day (or if the next succeeding day be a Sunday or any other day upon which no delivery of letters is made at 10:00 a.m. the next succeeding day on which a delivery of post is made) and in any other case shall be deemed to have been served on the addressee upon expiry of forty-eight hours from the time of posting of the same and the aforesaid shall in the service of legal proceedings be deemed to constitute good service.

         14. The expression "the Bank" be hereinbefore used shall include the Bank's assigns whether immediate or derivative. Any appointment or removal under Clause 7 hereof or consents hereunder may be made or given by writing signed or sealed by any such assigns and the Company hereby irrevocably appoints each of such assigns to be its Attorney in the terms and for the purposes in Clause 10 hereinbefore set forth.

         15.      (a)      The security hereby created is in addition to any
                           other security or securities which the Bank may now or from time to time hold or take from the Company.

                  (b) the restriction on the right of consolidating mortgage securities contained in Section 93 of the Law of Property Act 1925 shall not apply to this Debenture or any further or other security entered into pursuant to this Debenture.

         16.      (a)      Nothing herein contained shall operate so as to merge
                           or otherwise prejudice or affect any bill note guarantee mortgage or other security or any contractual or other right which the Bank may at any time have for any money or liabilities or other sums due owing or incurred by the Company to the Bank or any right or remedy of the Bank thereunder and any receipt release or discharge of the security provided by or of any liability arising under this deed shall not release or discharge the Company from any liability to the Bank for the same or any other moneys which may exist independently of this deed.

                  (b) Where the security hereby given to the Bank initially takes effect as a collateral or further security then notwithstanding any receipt release or discharge endorsed on or given in respect of or under the principal security to which this deed operates as a collateral or further security the security hereby provided shall in respect of any money or liabilities or other sums which were originally intended to be secured be an independent security for any such money or liabilities or other sums.

         17. Each of the provisions in this deed shall be severable and distinct from one another and if at any time any one or more of such provisions is or becomes invalid illegal or unenforceable the validity legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

IN WITNESS whereof the Company has hereunto affixed its Common Seal the day and year first above written.

                                  THE SCHEDULE

                                (Registered Land)

--------------------------------------------------------------------------------
PREMISES AT                    IN THE COUNTY OF         REGISTERED AT H. M. LAND
                                                        REGISTRY UNDER TITLE NO.



THE COMMON SEAL OF
ADAYTUM KPS SOFTWARE LIMITED
was hereunder affixed pursuant to a Resolution of the Board in the presence of:-

/s/ Mike Hartley
-------------------------------------
Director

/s/ James Williams
-------------------------------------
Secretary

For and on behalf of                               EXECUTED AS A DEED ON BEHALF
                                                   OF
LLOYDS BANK PLC                                    Adaytum KPS Software Ltd.

/s/ Ian Courthope Wood                             /s/ JDG Haddleton
-----------------------------                      -----------------------------
I C WOOD                                           DIRECTOR
SECURITIES CENTRE MANAGER                          /s/ James Williams
                                                   -----------------------------
                                                   SECRETARY

                         CERTIFICATE OF THE REGISTRATION
                             OF A MORTGAGE OR CHARGE

         I hereby certify that a mortgage or charge dated the __________, 19__ and created by _______________________________ for securing all moneys now due or hereafter to become due or from time to time accruing due from the Company to Lloyds Bank Plc on any account whatsoever was registered pursuant to Section 395 of the Companies Act, 1985, on the ___________________.

         Given under my hand at Cardiff the __________, 19__.

         Dated:  __________, 19__

         Registered __________, 19__

================================================================================




                              --------------------

                                       TO

                                 LLOYDS BANK PLC



                              --------------------
                              --------------------

                                    DEBENTURE

                              --------------------
                              --------------------



================================================================================

         THIS RELEASE made the ___ day of __________, 19__

                             BETWEEN LLOYDS BANK PLC

(Hereinafter called "the Bank") of the one part and the within-named Company (hereinafter called "the Company") of the other part

         WITNESSETH that the Bank as mortgagee HEREBY ASSIGNS AND RELEASES unto the Company ALL the Charged Property real and personal charged by the within-written Debenture TO HOLD the same unto the Company freed and discharged from the within written Debenture and all principal moneys interest claims and demands whatsoever thereunder

         PROVIDED THAT this release shall not discharge the Company from any liability to the Bank remaining to be paid or any other security held by the Bank.

SIGNED SEALED AND DELIVERED

By
  ----------------------------------

as Attorney for Lloyds Bank Plc
in the presence of: